UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 4, 2026

 Stanley Black & Decker, Inc.
(Exact name of registrant as specified in its charter)

CT	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 STANLEY DRIVE
NEW BRITAIN, CT 06053
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class		Trading Symbols	Name Of Each Exchange On Which Registered
Common Stock	- $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On November 4, 2026, Stanley Black & Decker, Inc. ("the Company") issued a press release announcing third quarter 2026 results.

Item 7.01 Regulation FD Disclosure
Also, in the press release issued on November 4, 2026, the Company announced that its Board of Directors approved a new share repurchase authorization on October 29, 2026, authorizing the Company to repurchase up to $1 billion of its common stock (the “Share Repurchase Authorization”) and terminated its prior share repurchase authorization. The Share Repurchase Authorization will expire 36 months from the date of approval. A copy of the press release announcing the Share Repurchase Authorization is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Under the Share Repurchase Authorization, the Company may repurchase shares through open market purchases, privately negotiated transactions or share repurchase programs, including one or more accelerated share repurchase programs (under which an initial payment for the entire repurchase amount may be made at the inception of the program). Such repurchases may be funded from cash on hand, short-term borrowings or other sources of cash at the Company’s discretion. The Company is under no obligation to repurchase any shares pursuant to the Share Repurchase Authorization and repurchases may be suspended or terminated at any time at the Company’s discretion. The amount and timing of repurchases are subject to a variety of factors including, but not limited to, liquidity, share price, market conditions, and legal requirements.

Cautionary Note Regarding Forward-Looking Statements
The Company makes forward-looking statements in this Current Report on Form 8-K which represent its expectations or beliefs about future events and financial performance. These forward-looking statements are sometimes identified from the use of forward-looking words such as “will,” “may” or similar expressions elsewhere in this report. All forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, unanticipated developments that prevent, delay or negatively impact the repurchases and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s risk factors and cautionary statements contained in its filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 4, 2026, issued by Stanley Black & Decker, Inc.

99.2	Financial statements and supporting schedules contained in Stanley Black & Decker, Inc.'s November 4, 2026 press release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

November 4, 2026	By:	/s/ Patrick Hallinan
	Name:	Patrick Hallinan
	Title:	Executive Vice President, Chief Financial Officer & Chief Administrative Officer